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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2003

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                         1-8597                      94-2657368
(State or other jurisdiction        (Commission File Number)           (IRS Employer
      of incorporation)                                            Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On January 30, 2003, The Cooper Companies, Inc. issued a press release announcing it expects to exceed its previously published first quarter revenue and earnings per share estimates. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.         Description
-------       -----------
99.1          Press Release dated January 30, 2003 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE COOPER COMPANIES, INC.

                                              By  /s/ Stephen C. Whiteford
                                                  ------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated: February 3, 2003

                                  EXHIBIT INDEX

Exhibit                                                                 Sequentially
  No.       Description                                                 Numbered Page
------      -----------                                                 -------------
99.1        Press Release dated January 30, 2003 of The Cooper
            Companies, Inc.